Exhibit 10.2
Execution Version
FIFTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT dated as of April 10, 2024 (the “Amendment”) is entered into among Jacobs Solutions, Inc., a Delaware corporation (“Holdings”), Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs US”), Jacobs U.K. Limited, a private limited company incorporated under the laws of England and Wales (“Jacobs UK”, and Jacobs UK, together with Holdings and Jacobs US, the “Loan Parties”), each Lender party to the Credit Agreement (as defined below) and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below) as amended hereby.

RECITALS

WHEREAS, Holdings, Jacobs US, Jacobs UK, the Lenders and the Administrative Agent entered into that certain Term Loan Agreement dated as of March 25, 2020 (as amended by that certain First Amendment to Term Loan Agreement (LIBOR Transition) dated December 6, 2021, that certain Second Amendment to Term Loan Agreement dated August 26, 2022, that certain Waiver Under Term Loan Credit Agreement dated as December 21, 2022, that certain Third Amendment to Term Loan Agreement dated February 6, 2023, that certain Fourth Amendment to Term Loan Agreement dated December 20, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the forgoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated in the same manner as the following example: underlined text) as set forth on Annex A attached hereto. The amendments to the Credit Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.
2.Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “Amendment Effective Date”):
(a)The Administrative Agent’s receipt of executed counterparts of this Amendment duly executed by a Responsible Officer of Holdings, Jacobs US, Jacobs UK, each Lender and Bank of America, N.A., as Administrative Agent, each of which shall be originals or electronic scans (followed promptly by originals) each in form and substance satisfactory to the Administrative Agent; and

(b)Unless waived by the Administrative Agent, the Loan Parties shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced two (2) Business Days prior to or on the Amendment Effective Date, plus such additional amounts of fees, charges and disbursements incurred or to be incurred by it through the Amendment Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Loan Parties and the Administrative Agent).
Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, for purposes of determining compliance with the condition specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto. Notwithstanding anything to the contrary in this Amendment, this Section 2 and the conditions set out in this Section 2 shall cease to apply and be of no further effect on and from the Amendment Effective Date.

3.Representations and Warranties.
(a)The representations and warranties of (i) the Loan Parties contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Amendment Effective Date, except (x) to the extent that such representations and warranties are qualified by materiality, they shall be true and correct on and as of the Amendment Effective Date, and (y) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except to the extent qualified by materiality, then they shall be true and correct as of such earlier date.
(b)No Default exists or is continuing on the Amendment Effective Date.
(c)Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.
(d)This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(e)No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.
4.Miscellaneous.
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(a)The Credit Agreement (as amended hereby), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall for all purposes constitute a Loan Document.
(b)Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(c)This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.
(d)Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).
(f)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the arrangers of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Loan Parties without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original
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counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
The provisions of Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein as though fully set forth herein.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:                JACOBS SOLUTIONS, INC.

By: \s\ Chin Chang (Mike) Hsu
Name: Chin Chang (Mike) Hsu
Title: Senior Director, Treasurer

BORROWERS:    JACOBS ENGINEERING GROUP INC.

By: \s\ Chin Chang (Mike) Hsu
Name: Chin Chang (Mike) Hsu
Title: Senior Director, Treasurer
    JACOBS U.K. LIMITED

By: \s\ Chin Chang (Mike) Hsu
Name: Chin Chang (Mike) Hsu
Title: Authorized Representative

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent
By: \s\ Liliana Claar
Name: Liliana Claar
Title: Vice President

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

BANK OF AMERICA, N.A.,
as a USD Term Lender and GBP Term Lender
By: \s\ Mukesh Singh
Name: Mukesh Singh
Title: Managing Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

BNP PARIBAS, as a USD Term Lender and GBP Term Lender

By: \s\ Rick Pace
Name: Rick Pace
Title: Managing Director
By: \s\ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

WELLS FARGO BANK, N.A., as a USD Term Lender and GBP Term Lender
By: \s\ Mylissa Merten
Name: Mylissa Merten, CPA
Title: Vice President

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a USD Term Lender and GBP Term Lender
By: \s\ Catherine Jones
Name: Catherine Jones
Title: Manging Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

HSBC BANK USA NATIONAL ASSOCIATION, as a USD Term Lender and GBP Term Lender
By: \s\ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

TD BANK, N.A., as a USD Term Lender
By: \s\ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a USD Term Lender and GBP Term Lender
By: \s\ Jack Fitzpatrick
Name: Jack Fitzpatrick
Title: Assistant Vice President

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

MORGAN STANLEY BANK, N.A., as a GBP Term Lender
By: \s\ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

NATIONAL WESTMINSTER BANK PLC, as a USD Term Lender and GBP Term Lender
By: \s\ Claire Ruby
Name: Claire Ruby
Title: Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a USD Term Lender and GBP Term Lender
By: \s\ Will Price
Name: Will Price
Title: Executive Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

TRUIST BANK, as a USD Term Lender and GBP Term Lender
By: \s\ William P. Rutkowksi
Name: William P. Rutkowski
Title: Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as a USD Term Lender and GBP Term Lender
By: \s\ Will Hicks
Name: Will Hicks
Title: Vice President

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page
186648673_3

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a USD Term Lender and GBP Term Lender
By: \s\ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director
By: \s\ Brian Monahan
Name: Brian Monahan
Title: Executive Director

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page
186648673_3

PNC BANK, NATIONAL ASSOCIATION, as a USD Term Lender and GBP Term Lender
By: \s\ Janine Z Tweed
Name: Janine Z Tweed
Title: Vice President

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page

BMO HARRIS BANK N.A., as a USD Term Lender and GBP Term Lender
By: \s\ Nick Irving
Name: Nick Irving
Title: VP

Jacobs Engineering Group Inc.
Fifth Amendment to Term Loan Agreement
Signature Page